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                       SECURITIES AND EXCHANGE COMMISSION

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                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (date of earliest event reported)
                                January 18, 2001


                           NORTEL NETWORKS CORPORATION
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             (Exact name of registrant as specified in its charter)






           CANADA                      001-07260             Not Applicable
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(State or other jurisdiction          (Commission          (IRS Employer
      of incorporation)               File Number)         Identification No.)







8200 Dixie Road, Suite 100, Brampton, Ontario, Canada                 L6T 5P6
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    (address of principal executive offices)                         (Zip code)





Registrant's telephone number, including area code (905) 863-0000.

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ITEM 5.   OTHER EVENTS

          On January 18, 2001, the Registrant released its financial results for the fourth quarter and year 2000. Commenting on its outlook for 2001, the Registrant stated that in light of the current economic environment and tightening of capital within the telecom sector, it was projecting growth in revenues and earnings per share from operations in 2001 over 2000 of 30 percent. For the first quarter of 2001, the Registrant stated that it expects revenues of US$8.1 billion and earnings per share from operations of US$0.16 on a diluted basis. The Registrant also stated that its outlook for the first quarter and the year 2001 were within previously communicated ranges and that it will continue to focus on optimizing profitability and driving efficiencies in its business in 2001 by eliminating redundancies, managing technology transitions, and streamlining operations and activities that are not aligned with its core markets and strategies.

          Certain information included herein is forward-looking and is subject to important risks and uncertainties. The results or events predicted in these statements may differ materially from actual results or events. Factors which could cause results or events to differ from current expectations include, among other things: the impact of price and product competition; the dependence on new product development; the impact of rapid technological and market change; the ability of the Registrant to make acquisitions and/or integrate the operations and technologies of acquired businesses in an effective manner; general industry and market conditions and growth rates; international growth and global economic conditions, particularly in emerging markets and including interest rate and currency exchange rate fluctuations; the impact of consolidations in the telecommunications industry, the uncertainties of the Internet; stock market volatility; the ability of the Registrant to recruit and retain qualified employees; the ability to obtain timely, adequate and reasonably priced component parts from suppliers and internal manufacturing capacity; and the impact of increased provision of customer financing by the Registrant. For additional information with respect to certain of these and other factors, see the reports filed by the Registrant with the United States Securities and Exchange Commission. The Registrant disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NORTEL NETWORKS CORPORATION



                                           By:          /S/ DEBORAH J. NOBLE
                                                  ------------------------------
                                                  Deborah J. Noble
                                                  Corporate Secretary



                                           By:          /S/ BLAIR F. MORRISON
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                                                  Blair F. Morrison
                                                  Assistant Secretary
Dated:  January 22, 2001

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